UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material pursuant to Rule 14a-12

STRATEGIC STORAGE TRUST, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

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(4)	Date filed: __________________________________________________________________________________

STRATEGIC STORAGE TRUST, INC.

111 Corporate Drive, Suite 120

Ladera Ranch, California 92694

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 16, 2011

To the Stockholders of Strategic Storage Trust, Inc.:

I am pleased to invite you to the annual meeting of stockholders of Strategic Storage Trust, Inc. The annual meeting will be held on June 16, 2011 at 10:00 A.M. (PDT), at the offices of Strategic Storage Trust, Inc., 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694, for the following purposes:

1.	to elect three Directors, each for a term of one year;
2.	to ratify the appointment of Reznick Group, P.C. as our independent registered public accounting firm for the year ending December 31, 2011; and
3.	to approve an amendment and restatement of our charter to revise certain provisions required by various state securities regulators.

Our Board of Directors has fixed the close of business on March 31, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Only record holders of common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact Paula Mathews, our Executive Vice President and Secretary, via mail at 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694 or via telephone at (877) 327-3485.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the annual meeting. None of our stockholders own more than 10% of our outstanding shares, so every stockholder’s vote is important to us. To make voting easier for you, you may vote your shares by proxy in one of three ways: (1) by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the envelope provided; (2) by completing a proxy card at www.eproxy.com/ssti; or (3) by telephone at 1-866-977-7699. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of our Board of Directors.

You are cordially invited to attend the annual meeting. Your vote is very important. Please vote by proxy using one of the three prescribed methods.

By Order of the Board of Directors,

/s/ H. Michael Schwartz
H. Michael Schwartz
Chairman of the Board of Directors,
President and Chief Executive Officer

Ladera Ranch, California

April 25, 2011

STRATEGIC STORAGE TRUST, INC.

111 Corporate Drive, Suite 120

Ladera Ranch, California 92694

PROXY STATEMENT

Introduction

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of Strategic Storage Trust, Inc. (which we refer to in this proxy statement as the “Company”) for use at the annual meeting of our stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company. The mailing address of our principal executive offices is 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694. We expect to mail this proxy statement and the accompanying proxy to our stockholders on or about April 25, 2011. Our 2010 Annual Report to Stockholders will be mailed on the same date.

QUESTIONS AND ANSWERS

Q:	When and where will the annual meeting be held?

A:	Our 2011 annual meeting of stockholders will be held on June 16, 2011 at 10:00 A.M. (PDT). The meeting will be held at the Company’s offices at 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694.

Q:	What is the purpose of the meeting?

A:	At the meeting, you will be asked to:

•	elect three Directors for one-year terms expiring in 2012;

•	ratify the appointment of Reznick Group, P.C. (“Reznick”) as our independent registered public accounting firm;

•

approve an amendment and restatement of our charter to revise certain provisions required by various state securities regulators to more closely conform to the language set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “NASAA REIT Guidelines”); and

•	conduct such other business as may properly come before the annual meeting or any adjournment thereof.

Our Board of Directors is not aware of any matters that may be acted upon at the meeting other than the matters set forth in the first three bullet points listed above.

Q:	What are the NASAA REIT Guidelines?

A:	The NASAA REIT Guidelines are promulgated by an association of state securities regulators, and are used by those states to govern the practices of non-traded REITs with respect to their fundraising and operations.

Q:	Who can vote at the meeting?

A:	Stockholders of record at the close of business on March 31, 2011, or the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they hold on that date. As of the record date, we had 29,140,722 shares of common stock issued, outstanding and eligible to vote.

Q:	How many votes do I have?

A:	Each outstanding share of common stock entitles its holder to cast one vote with respect to each matter to be voted upon at the annual meeting.

Q:	How can I vote?

A:	You may vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•	via mail, by completing, signing, dating and returning your proxy card in the enclosed envelope;

•	via the Internet at www.eproxy.com/ssti; or

•	via telephone at 1-866-977-7699.

Regardless of whether you intend to attend the annual meeting, we encourage you to vote by proxy in accordance with one of the methods described above. None of our stockholders own more than 10% of our outstanding shares, so every stockholder’s vote is important to us. If you vote by proxy, you may still attend the annual meeting and vote in person. If you do so, any previous votes that you submitted, whether by mail, the Internet or telephone, will be superseded by the vote that you cast at the annual meeting.

Q:	How will my proxies be voted?

A:	Shares represented by valid proxies will be voted in accordance with the directions given on the relevant proxy card. If a proxy card is signed and returned without any directions given, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our Board of Directors as to (1) the election of Directors, (2) the ratification of the appointment of Reznick as our independent registered public accounting firm and (3) the approval of an amendment and restatement of our charter.

If other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in accordance with their best judgment in such matters.

Q:	What are the Board of Directors’ voting recommendations?

A:	Our Board of Directors recommends that you vote:

•	“FOR ALL” of the nominees to our Board of Directors;

•	“FOR” the ratification of Reznick as our independent registered public accounting firm; and

•	“FOR” the approval of an amendment and restatement of our charter.

Q:	How can I change my vote or revoke my proxy?

A:	You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (via mail, the Internet or telephone), by attending the annual meeting and voting in person or by written notice addressed to: Strategic Storage Trust, Inc., Attention: Paula Mathews, 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694.

To be effective, a proxy revocation must be received by us at or prior to the annual meeting.

Q:	What vote is required to approve each proposal?

A:	Election of Directors. Each Director is elected by the affirmative vote of a majority of votes present in person or by proxy at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. There is no cumulative voting in the election of our Directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Ratification of Appointment of Independent Accounting Firm. The appointment of Reznick as our independent registered public accounting firm is ratified by the affirmative vote of a majority of votes cast at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Approval of an Amendment and Restatement of Our Charter. An amendment to our charter is approved by the affirmative vote of a majority of shares of our common stock entitled to vote at the annual meeting, if a quorum is present. Votes are cast either in person or by proxy. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Q:	What constitutes a “quorum”?

A:	The presence at the annual meeting, in person or represented by proxy, of stockholders entitled to cast fifty percent (50%) of all the votes entitled to be cast at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:	We will bear the entire cost of the solicitation of proxies from our stockholders. We have retained Boston Financial Data Services, Inc. to assist us in connection with the solicitation of proxies for the annual meeting. Boston Financial Data Services, Inc. will be paid fees of approximately $55,000 plus out-of-pocket expenses, for its basic solicitation services, which include printing and review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of brokers, banks, and institutional holders, and delivery of executed proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our Directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:	The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports to stockholders, which allows us to send a single annual report or proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Strategic Storage Trust, Inc., Attention: Paula Mathews, 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694 or call us at (877) 327-3485. Also, if your household currently receives multiple copies of disclosure documents and you would like to receive just one set, please contact us at the same address and phone number.

Q:	How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

A:	In order for a stockholder proposal to be properly submitted for presentation at our 2012 annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 27, 2011 and ending January 26, 2012. If you wish to present a proposal for inclusion in the proxy materials for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than December 27, 2011. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Strategic Storage Trust, Inc., Attention: Paula Mathews, 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694. For additional information, see the “Stockholder Proposals” section in this proxy statement.

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

General

We operate under the direction of our Board of Directors, the members of which are accountable to us and our stockholders as fiduciaries. Our Board of Directors is responsible for the management and control of our affairs. Our Board of Directors consists of H. Michael Schwartz, Harold “Skip” Perry and Timothy S. Morris, each of whom have been nominated by our Board of Directors for reelection to serve until our 2012 annual meeting of stockholders or until his successor is elected and qualified. For more detailed information on our Directors, see the “Executive Officers and Directors” section below. Our Board of Directors has formed the following three committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

Leadership Structure

H. Michael Schwartz serves as the Chairman of our Board of Directors, as well as our President and Chief Executive Officer. Our Board of Directors periodically monitors the potential benefits and consequences of splitting the roles of Chairman and principal executive officer, but has determined that, as of the time of this filing, it is appropriate and in our best interest for such roles to remain vested in one person due to our current size, the size of our Board of Directors and the participation of our two Independent Directors in the oversight of our operations and strategy. Our Board of Directors does not have a lead Independent Director, as we believe that the current size our Board of Directors permits both of our Independent Directors to actively participate in this oversight role. As we grow in size, our Board of Directors will continue to evaluate the appropriateness of splitting the roles of Chairman and principal executive officer and creating a lead Independent Director position.

Meetings of our Board of Directors

During 2010, our Board of Directors held 12 meetings, and each of our three Directors attended all 12 meetings.

Director Independence

While our shares are not listed for trading on any national securities exchange, as required by our charter, a majority of the members of our Board of Directors and each committee of our Board of Directors are “independent” as determined by our Board of Directors by applying the definition of “independent” adopted by the New York Stock Exchange (NYSE), consistent with the NASAA REIT Guidelines and applicable rules and regulations of the SEC. Our Board of Directors has determined that Messrs. Perry and Morris both meet the relevant definition of “independent.”

Stockholder Communications with Directors

We have established several means for stockholders to communicate concerns to our Board of Directors. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the Chairman of the Audit Committee of our Board of Directors in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Nominating and Corporate Governance Committee of our Board of Directors in care of our Secretary at our headquarters address. If a stockholder is uncertain as to which category his or her concern relates, he or she may communicate it to any one of the Independent Directors in care of our

Secretary. All concerns submitted in care of our Secretary will be delivered to the appropriate Independent Director based upon our Secretary’s determination.

Though we have no formal policy on the matter, we encourage all of the members of our Board of Directors to attend our annual meeting of stockholders. All of our Directors attended our 2010 annual meeting.

Risk Management Role

As part of its oversight role, our Board of Directors actively supervises the members of our management that are directly responsible for our day-to-day risk management, including our Chief Financial Officer and Treasurer. The Board’s risk management role has no impact on its leadership structure. The Audit Committee of our Board of Directors, which consists of our two Independent Directors, annually reviews with management our policies with respect to risk assessment and risk management, particularly in the areas of insurance, regulatory compliance, financial risk management, investments and due diligence, and capital flow.

Code of Ethics

Our Board of Directors adopted a Code of Ethics and Business Conduct on May 20, 2008 (the “Code of Ethics”), which contains general guidelines applicable to our executive officers, including our principal executive officer, principal financial officer and principal accounting officer, our Directors and employees and officers of our advisor, Strategic Storage Advisor, LLC (“Advisor”), and its affiliates who perform material functions for us. We adopted our Code of Ethics with the purpose of promoting the following: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications made by us; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting of violations of the Code of Ethics to our Code of Ethics Compliance Officer; and (5) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available on our website at http://www.strategicstoragetrust.com.

Audit Committee

General

Our Board of Directors adopted a charter for the Audit Committee on May 12, 2008 (the “Audit Committee Charter”), a copy of which was included in our 2009 proxy statement. The Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by: (1) selecting an independent registered public accounting firm to audit our annual financial statements; (2) reviewing with the independent registered public accounting firm the plans and results of the audit engagement; (3) approving the audit and non-audit services provided by the independent registered public accounting firm; (4) reviewing the independence of the independent registered public accounting firm; and (5) considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter and in accordance with current laws, rules and regulations.

The members of the Audit Committee are our two Independent Directors, Harold “Skip” Perry and Timothy S. Morris, with Mr. Perry serving as Chairman of the Audit Committee. The Audit Committee held five meetings during 2010, and Messrs. Perry and Morris attended all five meetings. Our

Board of Directors has determined that Mr. Perry satisfies the requirements for an “audit committee financial expert” and has designated Mr. Perry as the Audit Committee financial expert in accordance with applicable SEC rules.

Relationship with Principal Auditor

Overview

During the year-ended December 31, 2010, Reznick served as our independent auditor and provided certain tax and other services. Reznick has served as our independent auditor since our formation. The Audit Committee currently anticipates that it will engage Reznick as our independent auditor to audit our financial statements for the year ending December 31, 2011, subject to agreeing on fee estimates for the audit work. The Audit Committee reserves the right, however, to select a new auditor at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

A representative of Reznick is expected to be present at the annual meeting and will have an opportunity to make a statement if he so desires. The representative also will be available to respond to appropriate questions from the stockholders.

Pre-Approval Policies

The Audit Committee Charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for the Company by our independent auditor, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditor’s independence. In determining whether or not to pre-approve services, the Audit Committee considers whether the service is permissible under applicable SEC rules. The Audit Committee may, in its discretion, delegate one or more of its members the authority to pre-approve any services to be performed by our independent auditor, provided such pre-approval is presented to the full Audit Committee at its next scheduled meeting.

All services rendered by Reznick in the year-ended December 31, 2010 were pre-approved in accordance with the policies set forth above.

Fees Paid to Principal Auditor

The Audit Committee reviewed the audit and non-audit services performed by Reznick, as well as the fees charged by Reznick for such services. In its review of the non-audit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Reznick. The aggregate fees billed to us for professional accounting services provided by Reznick, including the audits of our annual financial statements, for the years ended December 31, 2010 and 2009, respectively, are set forth in the table below.

	2010	2009
Audit Fees	$180,160	$213,150
Audit-Related Fees	122,150	159,250
Tax Fees	134,380	143,184
All Other Fees	-	-

Total	$436,690	$515,584

For purposes of the preceding table, the professional fees are classified as follows:

•

Audit Fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of our quarterly financial statements and other procedures performed by the independent auditors to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and services that generally only an independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC.

•

Audit-Related Fees – These are fees for assurance and related services that traditionally are performed by an independent auditor, such as due diligence related to acquisitions and dispositions, audits related to acquisitions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•

Tax Fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Such services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All Other Fees – These are fees for other permissible work performed that do not meet one of the above-described categories, including assistance with internal audit plans and risk assessments.

Audit Committee Report

Pursuant to the Audit Committee Charter adopted by the Board of Directors of the Company, the Audit Committee’s primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by overseeing: (1) the independent auditors and reviewing the financial information to be provided to the Company’s stockholders and others; (2) the system of internal control over financial reporting which management has established; and (3) the audit and financial reporting process. The Audit Committee is composed of two Independent Directors and met five times during the year-ended December 31, 2010. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurances with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the year-ended December 31, 2010 in the Company’s Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the financial and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The Audit Committee also received the written disclosures and the letter from the Company’s independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee considered the compatibility of non-audit services provided by the independent auditors with the auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year-ended December 31, 2010 for filing with the SEC. Our Board of Directors subsequently accepted the Audit Committee’s recommendation and approved the Annual Report on Form 10-K for the year-ended December 31, 2010 for filing with the SEC.

Harold “Skip” Perry (Chairman) Timothy S. Morris

March 25, 2011

The preceding Audit Committee Report to stockholders is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

General

Our Board of Directors ratified the Nominating and Corporate Governance Committee’s adoption of its charter on May 20, 2008 (the “Nominating and Corporate Governance Committee Charter”), a copy of which was included in our 2009 proxy statement. The Nominating and Corporate Governance Committee’s primary focus is to assist our Board of Directors in fulfilling its responsibilities with respect to Director nominations, corporate governance, Board of Directors and committee evaluations and conflict resolutions. The Nominating and Corporate Governance Committee assists our Board of Directors in this regard by: (1) identifying individuals qualified to serve on our Board of Directors, consistent with criteria approved by our Board of Directors, and recommending that our Board of Directors select a slate of Director nominees for election by our stockholders at the annual meeting of our stockholders; (2) developing and implementing the process necessary to identify prospective members of our Board of Directors; (3) determining the advisability of retaining any search firm or consultant to assist in the identification and evaluation of candidates for membership on our Board of Directors; (4) overseeing an annual evaluation of our Board of Directors, each of the committees of our Board of Directors and management; (5) developing and recommending to our Board of Directors a set of corporate governance principles and policies; (6) periodically reviewing our corporate governance principles and policies and suggesting improvements thereto to our Board of Directors; and (7) considering and acting on any conflicts-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our Directors, who is not an Independent Director, could reasonably be compromised, including approval of any transaction involving our Advisor or its affiliates. The Nominating and Corporate Governance Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Nominating and Corporate Governance Committee Charter and in accordance with current laws, rules and regulations.

The members of the Nominating and Corporate Governance Committee are our two Independent Directors, Harold “Skip” Perry and Timothy S. Morris, with Mr. Morris serving as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held two meetings during 2010, and Messrs. Perry and Morris attended both meetings.

Board of Directors Membership Criteria and Director Selection

The Nominating and Corporate Governance Committee annually reviews with our Board of Directors the appropriate experience, skills and characteristics required of our Directors in the context of the current membership of our Board of Directors. This assessment includes, in the context of the perceived needs of our Board of Directors at the time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend Board of Directors meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that Independent Directors nominated by our Board of Directors shall be individuals who possess a reputation and hold or have held positions or affiliations befitting a director of a publicly held company and are or have been actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.

Though we do not have a formal policy regarding diversity with respect to identifying nominees and overall board composition, our Nominating and Corporate Governance Committee considers the impact of diverse backgrounds and experiences of potential nominees on the effectiveness and quality of our Board of Directors. As part of its annual review process discussed below, the Nominating and Corporate Governance Committee reviews its own effectiveness in recommending Director nominees with diverse backgrounds and experiences relative to any perceived needs in the composition of our Board of Directors.

While our full Board of Directors remains responsible for selecting its own nominees and recommending them for election by our stockholders, our Board of Directors has delegated the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee, in consultation with our President. Pursuant to our charter, however, the Directors must nominate replacements for any vacancies among the Director positions.

The Nominating and Corporate Governance Committee annually reviews Director suitability and the continuing composition of our Board of Directors; it then recommends Director nominees who are voted on by our full Board of Directors. In recommending Director nominees to our Board of Directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other Directors and management of the Company. The Committee will also consider suggestions made by stockholders and other interested persons for Director nominees who meet the established Director criteria. In order for a stockholder to make a nomination, the stockholder must satisfy the procedural requirements for such nomination as provided in the Company’s bylaws, which include, among other things, providing the nominee’s name, age, address, and ownership of the Company’s stock. Such nominations must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a Director if elected.

In evaluating the persons nominated as potential Directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant.

With respect to the current nominees to our Board of Directors, whose backgrounds and experience are described in greater detail on pages 15-18, our Nominating and Corporate Governance Committee considered all of the factors set forth above in its determination to recommend them for nomination. In particular, our Nominating and Corporate Governance Committee considered H. Michael Schwartz’s active participation in the management of our operations and his experience in the self-storage industry, Harold “Skip” Perry’s decades of experience in the financial and operational aspects of the real estate industry and the nearly 30 years of financial and management experience of Timothy S. Morris in determining to recommend each of them for nomination to our Board of Directors. In addition, the Nominating and Corporate Governance Committee considered these particular aspects of the backgrounds of Messrs. Perry and Morris relative to the needs of the committees of our Board of Directors in determining to recommend them for nomination.

Corporate Governance

Pursuant to the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee developed and recommended a set of formal, written guidelines for corporate governance, which were adopted by our full Board of Directors.

The Nominating and Corporate Governance Committee also, from time to time, reviews the governance structures and procedures of the Company and suggests improvements thereto to our full Board of Directors. Such improvements, if adopted by the full Board of Directors, shall be incorporated into the written guidelines.

Periodic Evaluations

The Nominating and Corporate Governance Committee conducts an annual evaluation of its own performance and oversees the annual evaluations of our Board Directors, each of the other committees of our Board of Directors and management.

Conflicts of Interest

The Nominating and Corporate Governance Committee considers and acts upon any conflicts of interest-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our Directors, who is not an Independent Director, could reasonably be compromised, including approval of any transaction involving our Advisor or its affiliates. Our Independent Directors must approve such transactions as fair and reasonable to us and on terms and conditions not less favorable than those available from unaffiliated third parties, based upon standards set forth in our charter and Code of Ethics, as well as applicable laws, rules and regulations.

Conflicts of interest-related matters that the Nominating and Corporate Governance Committee has acted upon or expects to act upon include, but are not limited to, the following:

•	the continuation, renewal or enforcement of agreements with our Advisor and its affiliates, including the following significant agreements:

o	an advisory agreement, as amended (“Advisory Agreement”), with our Advisor;

o	property management agreements (“Property Management Agreements”) with our property manager, Strategic Storage Property Management, LLC (“Property Manager”); and

o	a dealer manager agreement (“Dealer Manager Agreement”) with our dealer manager, U.S. Select Securities LLC (“Dealer Manager”);

•	property sales;

•	property acquisitions; and

•	other transactions with affiliates.

Compensation Committee

General

The Compensation Committee’s primary focus is to assist our Board of Directors in fulfilling its responsibilities with respect to officer and Director compensation. The Compensation Committee assists our Board of Directors in this regard when necessary by: (1) reviewing and approving our corporate goals with respect to compensation of officers and Directors; (2) recommending to our Board of Directors compensation for all non-employee Directors, including Board and committee retainers, meeting fees and equity-based compensation; (3) administering and granting equity-based compensation to our Advisor, employees of our Advisor and affiliates based upon recommendations from our Advisor; and (4) setting the terms and conditions of such equity-based compensation in accordance with our Employee and Director Long-Term Incentive Plan (the “Plan”). The Compensation Committee fulfills these responsibilities in accordance with current laws, rules and regulations. The Compensation Committee has concluded that, because the Compensation Committee will only need to address issues related to Director compensation while we are an externally advised REIT, a charter is not necessary at the present time. The Compensation Committee will periodically review the need for a charter and, if adopted, will disclose a copy of such charter to our stockholders pursuant to applicable SEC rules.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are our two Independent Directors, Harold “Skip” Perry and Timothy S. Morris, with Mr. Morris serving as Chairman of the Compensation Committee. The Compensation Committee held one meeting during 2010, and Messrs. Perry and Morris attended the meeting.

No member of the Compensation Committee served as an officer, director or employee of any of our affiliates during 2010 or formerly served in such capacity.

Compensation Discussion and Analysis – Executive Compensation

We do not directly compensate our executive officers, including H. Michael Schwartz, the Chairman of our Board of Directors and our President and Chief Executive Officer, for services rendered to us. We do not currently intend to pay any compensation directly to our executive officers. As a result, we do not have, and the Compensation Committee has not considered, a compensation policy or program for our executive officers. If we determine to compensate our executive officers directly in the future, the Compensation Committee will review all forms of compensation and approve all equity-based awards.

Our executive officers also are officers of our Advisor and its affiliates, and are compensated by such entities for their services to us. We pay these entities fees and reimburse expenses pursuant to our Advisory Agreement. For the year ended December 31, 2010, these reimbursements to our Advisor include reimbursements of a portion of the salaries of our executive officers for time they spent on matters connected to our initial public offering totaling approximately $140,300. At the present time, we intend to continue to reimburse a portion of the salaries of our executive officers for time they spend on matters connected to the public offering of our shares.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis – Executive Compensation be included in this proxy statement.

Timothy S. Morris (Chairman) Harold “Skip” Perry

March 25, 2011

The preceding Compensation Committee Report to stockholders is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Compensation

Summary

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation (1)	Total
H. Michael Schwartz	$–	$–	$–	$–	$–	$–	$–
Harold “Skip” Perry	$45,750	$12,500	$–	$–	$–	$1,450	$59,700
Timothy S. Morris	$44,250	$12,500	$–	$–	$–	$1,250	$58,000

(1) All other compensation includes the value of shares received by each Independent Director pursuant to the Company’s distribution reinvestment plan.

As noted above, the Compensation Committee assists our Board of Directors in fulfilling its responsibilities with respect to employee, officer and Director compensation. Because we do not have any employees and our executive officers do not receive any compensation directly from us, these responsibilities are limited to setting Director compensation and administering the Plan. Our non-Director officers have no role in determining or recommending Director compensation. Directors who are also officers of the Company do not receive any special or additional remuneration for services on our

Board of Directors or any of its committees. Each non-employee Independent Director received compensation for services on our Board of Directors and its committees as provided below.

Cash Compensation to Directors

We paid each of our Independent Directors a retainer of $30,000 for the year-ended December 31, 2010 plus $1,000 for each Board of Directors or committee meeting the Independent Director attended in person ($2,000 for attendance by the Chairman of the Audit Committee at each meeting of the Audit Committee and $1,500 for attendance by the Chairman of any other committee at each of such committee’s meetings) and $1,000 for each regularly scheduled meeting the Independent Director attended by telephone ($250 for special Board of Directors meetings conducted by telephone). In the event there were multiple meetings of our Board of Directors and one or more committees in a single day, the fees were limited to $2,000 per day ($2,500 for the Chairman of the Audit Committee if there was a meeting of such committee).

All Directors received reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors.

Employee and Director Long-Term Incentive Plan Awards to Independent Directors

Pursuant to the Plan, we issued 2,500 shares of restricted stock to each Independent Director on January 27, 2009, which vest ratably over a period of four years from the date such Independent Director was appointed to our Board of Directors (the “Initial Restricted Stock Awards”). We also issued additional awards of 1,250 shares of restricted stock to each Independent Director upon each of their reelections to our Board of Directors, which vest ratably over a period of four years from the date of reelection (the “Annual Restricted Stock Awards”). Both Independent Directors have received a total of 5,000 shares of restricted stock, 1,563 of which have vested to each Independent Director as of December 31, 2010. Both the Initial Restricted Stock Awards and the Annual Restricted Stock Awards are subject to a number of other conditions set forth in such awards.

The Plan was approved and adopted prior to the commencement of our ongoing initial public offering in order to (1) provide incentives to individuals who are granted awards because of their ability to improve our operations and increase profits; (2) encourage selected persons to accept or continue employment with us or with our Advisor or its affiliates that we deem important to our long-term success; and (3) increase the interest of our Independent Directors in our success through their participation in the growth in value of our stock. Pursuant to the Plan, we may issue options, stock appreciation rights, distribution equivalent rights and other equity-based awards, including, but not limited to, restricted stock.

The total number of shares of our common stock (or common stock equivalents) reserved for issuance under the Plan is equal to 10% of our outstanding shares of stock at any time, but not to exceed 10,000,000 shares. The term of the Plan is ten years. Upon our earlier dissolution or liquidation, upon our reorganization, merger or consolidation with one or more corporations as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our properties, the Plan will terminate, and provisions will be made for the assumption by the successor corporation of the awards granted or the replacement of the awards with similar awards with respect to the stock of the successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices. Alternatively, rather than providing for the assumption of awards, the Compensation Committee may either (1) shorten the period during which awards are exercisable, or (2) cancel an award upon payment to the participant of an amount in cash that the Compensation Committee determines is equivalent to the amount of the fair market value of the consideration that the participant would have received if the participant exercised the award immediately prior to the effective time of the transaction.

In the event that the Compensation Committee determines that any distribution, recapitalization, stock split, reorganization, merger, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of our assets, or other similar corporate transaction or event, affects the stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award, then the Compensation Committee shall, in such manner as it may deem equitable, adjust the number and kind of shares or the exercise price with respect to any award.

The following table provides information about the Plan as of March 31, 2011:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	–	–	2,904,072
Equity Compensation Plans Not Approved by Security Holders	–	–	–

Total	–	–	2,904,072

* The total number of shares of our common stock (or common stock equivalents) reserved for issuance under the Plan is equal to 10% of our outstanding shares of stock at any time, but not to exceed 10,000,000 shares. As of March 31, 2011, we had 29,140,722 outstanding shares of common stock.

Executive Officers and Directors

Included below is certain information regarding our executive officers and Directors. All of our Directors, including our two Independent Directors, have been nominated for reelection at the 2011 annual meeting of stockholders. All of our executive officers serve at the pleasure of our Board of Directors.

Name	Age	Position(s)
H. Michael Schwartz	44	Chairman of the Board of Directors, Chief Executive Officer and President
Paula Mathews	59	Executive Vice President and Secretary
Michael S. McClure	48	Chief Financial Officer and Treasurer
Wayne Johnson	53	Senior Vice President — Acquisitions
Robert Cerrone	52	Senior Vice President — Self Storage Operations
Harold “Skip” Perry	64	Independent Director
Timothy S. Morris	50	Independent Director

H. Michael Schwartz. Mr. Schwartz is the Chairman of our Board of Directors and our Chief Executive Officer and President. Mr. Schwartz has been an officer and Director since our initial formation in August 2007. Mr. Schwartz is also President of our Advisor. He was appointed President of our Sponsor, Strategic Capital Holdings, LLC, in July 2004 and is primarily responsible for the commercial office, retail and self storage programs. From July 2004 until April 2007, Mr. Schwartz held the positions of Vice Chairman or Co-President of U.S. Advisor, LLC, which owns 100% of U.S. Select Securities LLC and owns 49% of our Sponsor. He has more than 20 years of real estate, securities and corporate financial management experience. His real estate experience includes international investment opportunities, including self storage acquisitions in Canada. From 2002 to 2004, Mr. Schwartz was the Managing Director of Private Structured Offerings for Triple Net Properties, LLC (now an indirect subsidiary of Grubb & Ellis Company). In addition, he served on the board of their affiliated broker-dealer, NNN Capital Corp. (now Grubb & Ellis Securities, Inc.). From 2000 to 2001, Mr. Schwartz was Chief Financial Officer for Futurist Entertainment, a diversified entertainment company. From 1995 to 2000, he was President and Chief Financial Officer of Spider Securities, Inc. (now Merriman Curhan Ford & Co.), a registered broker-dealer that developed one of the first online distribution outlets for fixed and variable annuity products. From 1990 to 1995, Mr. Schwartz served as the Vice President and Chief Financial Officer of Western Capital Financial (an affiliate of Spider Securities), and from 1994 to 1998 Mr. Schwartz was also President of Palladian Advisors, Inc. (an affiliate of Spider Securities). Mr. Schwartz holds a B.S. in Business Administration with an emphasis in Finance from the University of Southern California.

Paula Mathews. Ms. Mathews is our Executive Vice President and Secretary, which positions she has held since our initial formation in August 2007. Ms. Mathews is also Executive Vice President of our Advisor. Ms. Mathews joined our Sponsor in 2005 as Vice President — Commercial Operations. She is responsible for pre-acquisition due diligence and post-acquisition management and leasing of all commercial assets. Prior to joining our Sponsor, Ms. Mathews was a private consultant from 2003 to 2005 providing due diligence services on the acquisition and disposition of assets for real estate firms. Prior to that, Ms. Mathews held senior level executive positions with several pension investment advisors, including the following: a real estate company specializing in 1031 transactions from 2002 to 2003 where she was the Director of Operations; KBS Realty Advisors from 1995 to 2001 where she was responsible for the management of $600 million in “value added” commercial assets in seven states; TCW Realty Advisors (now CBRE Investors) from 1985 to 1992 as a Senior Vice President where her focus was retail assets within closed end equity funds; and PMRealty Advisors from 1983 to 1985 in a portfolio management role. She began her real estate career in 1977 with The Irvine Company, the largest land holder in Orange County, California, where she held several positions within the Commercial/Industrial Division structuring industrial built-to-suit, and ground leases. Ms. Mathews holds a B.S. degree from the University of North Carolina, Chapel Hill.

Michael S. McClure. Mr. McClure is our Chief Financial Officer and Treasurer. Mr. McClure has been our Chief Financial Officer and Treasurer since January 2008. Mr. McClure is also the Chief Financial Officer of our Advisor. He joined our Advisor in January 2008. Mr. McClure is responsible for overseeing our budgeting, forecasting and financial management policies, along with directing all SEC and regulatory reporting. Prior to joining our Advisor, from 2004 to June 2007, Mr. McClure held various positions at the North Inland Empire Division of Pulte Homes, Inc., including Vice President of Finance. At Pulte Homes, he was responsible for all finance, accounting, human resources and office administration functions. From 2002 to 2004, Mr. McClure was a Director in the Audit Business Advisory Services practice for PricewaterhouseCoopers. From 1985 to 2002, Mr. McClure was with Arthur Andersen LLP, holding various positions including Partner. In his 20 years of experience in the public accounting field, Mr. McClure had extensive experience in the real estate industry working with REITs, homebuilders and land development companies and worked on numerous registration statements and public offerings. He is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. McClure holds a B.S.B.A. degree from California State University, Fullerton.

Wayne Johnson. Mr. Johnson is our Senior Vice President — Acquisitions. Mr. Johnson has been our Senior Vice President — Acquisitions since our initial formation in August 2007. Mr. Johnson is also Senior Vice President — Acquisitions for our Advisor. He joined our Sponsor in June 2006 to focus on self storage acquisitions. Prior to joining our Sponsor, from 2002 to June 2006, Mr. Johnson developed and managed LaPlaza Self Storage in McAllen, Texas and three American Home Self Storage facilities in Dallas, Texas and Carrollton, Texas. He has been involved in all aspects of commercial development and leasing including office, office warehouse, retail and self storage facilities. Mr. Johnson previously developed, managed and operated 14 self storage facilities and other commercial properties over the past 23 years. His experience includes the development and management of various facilities representing in excess of one million square feet. Currently, Mr. Johnson serves on the board and is the past President of the Texas Self Storage Association (TSSA), which is the trade organization for self storage development, ownership and management in Texas which has approximately 3,100 members consisting of storage owners, developers, operators and vendors throughout Texas. Mr. Johnson entered the commercial real estate business in 1979 after graduating from Southern Methodist University with a B.B.A. in Finance and Real Estate.

Robert Cerrone. Robert Cerrone is our Senior Vice President — Self Storage Operations. Mr. Cerrone has been our Senior Vice President — Self Storage Operations since our initial formation in August 2007. Mr. Cerrone is responsible for overseeing our self storage property and asset management functions, managing the day-to-day activities at our self storage facilities, and maintaining and upgrading our growing self storage facilities as well as participating in developing our long term strategic plan. Mr. Cerrone is also the Senior Vice President — Self Storage Operations for our Advisor. He joined Strategic Capital in August 2007 as a Senior Vice President of Commercial Operations. From 2005 to June 2007, Mr. Cerrone was the Vice President for Boston Capital’s Self Storage Division as an asset director and investment manager. From 1997 to 2005, Mr. Cerrone worked for Public Storage as a Regional Vice President of Operations for a 93-property, $750 million portfolio from Dallas/Ft Worth to Nashville and then an 81-property, $900 million portfolio in Baltimore/Washington D.C. and Richmond, where he was also responsible for overseeing day-to-day operations. Prior to the self storage industry, Mr. Cerrone spent 15 years in the restaurant industry and held various executive positions at the Vice President and Director level in operation and management of several high-profile restaurant chains such as California Pizza Kitchen and The Hard Rock Cafe. Mr. Cerrone holds a B.S. in Architectural Engineering from Pennsylvania State University.

Harold “Skip” Perry. Mr. Perry is one of our Independent Directors and is the Chairman of our Audit Committee of our Board of Directors and a member of the Nominating and Corporate Governance Committee and the Compensation Committee of our Board of Directors. Mr. Perry has over 35 years of financial accounting, management and consulting experience for domestic and international organizations in the real estate industry. He is currently the Executive Managing Director of Real Globe Advisors, LLC, a commercial real estate advisory firm which he founded. Mr. Perry also held the same position with Real Globe Advisors, LLC from July 2007 to June 2009 as well. From June 2009 to March 2011, he was the Managing Director of Alvarez & Marsal Real Estate Advisory Services. From 1995 to June 2007, Mr. Perry was a national partner in Ernst & Young LLP’s Transactional Real Estate Advisory Services Group and held a number of leadership positions within Ernst & Young. While at Ernst & Young, he handled complex acquisition and disposition due diligence matters for private equity funds and corporate clients, complex real estate portfolio optimization studies, and monetization strategies within the capital markets arena, including valuation of self storage facilities. Prior to 1995, Mr. Perry headed the Real Estate Consulting Practice of the Chicago office of Kenneth Leventhal & Co. Prior to his time with Kenneth Leventhal & Co., Mr. Perry was a senior principal with Pannell Kerr Forester, a national accounting and consulting firm specializing in the hospitality industry. Mr. Perry is a CPA and holds an MAI designation with the Appraisal Institute and a CRE designation with the Counselors of Real Estate. He graduated with a Bachelor of Arts in Russian and Economics from the University of Illinois, and has a Masters of Business Administration with a concentration in finance from Loyola University in Illinois.

Timothy S. Morris. Mr. Morris is one of our Independent Directors and is the Chairman of the Nominating and Corporate Governance Committee and the Compensation Committee of our Board of

Directors and a member of the Audit Committee of our Board of Directors. Mr. Morris has more than 28 years of financial and management experience with several international organizations. In May 2008, Mr. Morris founded AMDG Worldwide Ltd., a consultancy business for the philanthropic sector. From June 2007 to April 2008, Mr. Morris was the Chief Financial Officer for Geneva Global, Inc., a philanthropic advisor and broker which invests funds into developing countries. Prior to joining Geneva Global, Inc., from 2002 to June 2007, Mr. Morris was the Director of Corporate Services for Care International UK Ltd. where he was responsible for the finance, internal audit, risk management, human resources, legal insurance and information technology functions during the financial turnaround period of that organization. From 2000 to 2002, Mr. Morris was the Controller for Royal Society Mencap, a learning disability charity. From 1996 to 1999, Mr. Morris was the head of global management reporting for Adidas Group AG in Germany and was later the International Controller for Taylor Made Golf Company, Inc., a subsidiary of Adidas Group AG. Prior to 1996, Mr. Morris held various management and senior finance roles within organizations such as the International Leisure Group, Halliburton/KBR and the Bank for International Settlements in Basel, Switzerland. Mr. Morris has his Bachelor of Science in Economics from Bristol University in the United Kingdom, his MBA from the Cranfield School of Management in the United Kingdom, and he is a Chartered Management Accountant (ACMA).

STOCK OWNERSHIP

Beneficial Ownership of the Company’s Stock

The following table sets forth, as of March 31, 2011, the amount of our common stock beneficially owned by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (2) each of our Directors; (3) each of our executive officers; and (4) our Directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 29,140,722 shares of common stock outstanding as of March 31, 2011.

Common Stock Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percentage of Class
H. Michael Schwartz, Chairman of the Board of Directors, President and Chief Executive Officer	114(3)	*
Paula Mathews, Executive Vice President and Secretary	—	*
Michael S. McClure, Chief Financial Officer and Treasurer	—	*
Wayne Johnson, Senior Vice President — Acquisitions	—	*
Robert Cerrone, Senior Vice President — Self Storage Operations	—	*
Harold “Skip” Perry, Independent Director	5,317(4)	*
Timothy S. Morris, Independent Director	5,273(4)	*

All directors and executive officers as a group	10,704	*

*	Represents less than 1% of our outstanding common stock as of March 31, 2011.

(1)	The address of each beneficial owner listed is 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694.

(2)	Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following March 31, 2011. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock show as beneficially owned by them.

(3)	Includes 100 shares owned by Strategic Storage Advisor, LLC, which is indirectly owned and controlled by Mr. Schwartz.

(4)	Each Independent Director was awarded 2,500 shares of restricted stock on January 27, 2009, which vest ratably over a period of four years from the date such Independent Director was appointed to our Board of Directors, and was awarded 1,250 shares of restricted stock upon each of his reelections to our Board of Directors, which vest ratably over a period of four years from the date of reelection. The amounts listed include all shares of restricted stock that have vested as of March 31, 2011 or will vest within 60 days of such date plus shares purchased by the Independent Directors pursuant to our distribution reinvestment plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires each director, officer, and individual beneficially owning more than 10% of a registered security to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5). These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2010 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons for 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Certain of our executive officers and one of our Directors hold ownership interests in and are officers of our Sponsor, our Advisor, our Property Manager, our Dealer Manager and other affiliated entities. As a result, these individuals owe fiduciary duties to these other entities and their owners, which fiduciary duties may conflict with the duties that they owe to our stockholders and us. Their loyalties to these other entities could result in actions or inactions that are detrimental to our business, which could harm the implementation of our investment objectives. Conflicts with our business and interests are most likely to arise from involvement in activities related to: (1) allocation of new investments and management time and services between us and the other entities; (2) our purchase of properties from, or sale of properties to, affiliated entities; (3) the timing and terms of the investment in or sale of an asset; (4) development of our properties by affiliates; (5) investments with affiliates of our Advisor; (6) compensation to our Advisor; and (7) our relationship with our Dealer Manager and Property Manager.

We are currently a party to three types of agreements giving rise to material transactions between us and our affiliates, including our Advisory Agreement, our Property Management Agreements and our Dealer Manager Agreement. Our Independent Directors reviewed the material transactions between us and our affiliates arising out of these agreements during the year-ended December 31, 2010. Set forth below is a description of the relevant transactions with our affiliates, which we believe have been executed on terms that are fair to the Company.

Advisory Agreement

Strategic Storage Advisor, LLC, our Advisor, is wholly owned by Strategic Storage Holdings, LLC (“Strategic Storage Holdings”). Our Sponsor owns a controlling interest in Strategic Storage Holdings, and certain executives of our Sponsor and our Advisor, and other individuals, own a minority interest in Strategic Storage Holdings. H. Michael Schwartz, the Chairman of our Board of Directors and

our President and Chief Executive Officer, and the President of our Advisor, owns a controlling interest in our Sponsor and a minority interest in Strategic Storage Holdings. Certain of our executives, including Mr. Schwartz, serve as officers of our Advisor, our Sponsor and Strategic Storage Holdings.

Our Advisor and its affiliates perform services for us in connection with the offer and sale of our shares and the selection, acquisition and management of our properties pursuant to our Advisory Agreement. The term of our Advisory Agreement is one year and will end on March 17, 2012, but may be renewed for an unlimited number of successive one-year periods. Under our Advisory Agreement, our Advisor is entitled to fees that are structured in a manner intended to provide incentives to our Advisor to perform in our best interests and in the best interests of our stockholders.

Our Advisor and its officers, employees and affiliates expect to engage in other business ventures and, as a result, their resources will not be dedicated exclusively to our business. However, pursuant to the Advisory Agreement, our Advisor will be required to devote sufficient resources to our administration to discharge its obligations.

Many of the services performed by our Advisor in managing our day-to-day activities are summarized below. This summary is provided to illustrate the material functions that our Advisor performs for us as our Advisor, and it is not intended to include all of the services that may be provided to us by third parties. Under the terms of the Advisory Agreement, our Advisor undertakes to use its commercially reasonable best efforts to present to us investment opportunities consistent with our investment policies and objectives as adopted by our Board of Directors. In its performance of this undertaking, our Advisor, either directly or indirectly by engaging an affiliate, performs the following, among other duties and subject to the authority of our Board of Directors:

•	finding, evaluating, presenting and recommending to us investment opportunities consistent with our investment policies and objectives;

•	serving as our investment and financial advisor and providing research and economic and statistical data in connection with our assets and our investment policies;

•	acquiring properties and making investments on our behalf in compliance with our investment objectives and policies;

•	structuring and negotiating the terms and conditions of our real estate acquisitions, sales or joint ventures;

•	reviewing and analyzing each property’s operating and capital budget;

•	arranging, structuring and negotiating financing and refinancing of properties;

•	performing all operational functions for the maintenance and administration of our assets, including the servicing of mortgages;

•	consulting with our officers and Board of Directors and assisting the Board of Directors in formulating and implementing of our financial policies;

•

preparing and reviewing on our behalf, with the participation of one designated principal executive officer and principal financial officer, all reports and returns required by the SEC, IRS and other state or federal governmental agencies;

•	providing the daily management and performing and supervising the various administrative functions reasonably necessary for our management and operations; and

•

investigating, selecting, and, on our behalf, engaging and conducting business with such third parties as our Advisor deems necessary to the proper performance of its obligations under the Advisory Agreement.

Our Advisor will be entitled to receive various fees and expenses under the terms of the Advisory Agreement. Generally, we are required under the Advisory Agreement to reimburse our Advisor for organization and offering costs up to 3.5% of the gross offering proceeds from the primary offering portion of our initial public offering (the “Primary Offering”); provided, however, our Advisor must reimburse us within 60 days after the end of the month in which our initial public offering terminates to the extent we paid or reimbursed organization and offering costs (excluding sales commissions and dealer manager fees) in excess of 3.5% of the gross offering proceeds from the Primary Offering. The Advisory Agreement also requires our Advisor to reimburse us at the end of an offering to the extent that offering expenses, including sales commissions, Dealer Manager fees and organization and offering expenses, are in excess of 15% of gross proceeds from our initial public offering. Our Advisor receives acquisition fees equal to 2.5% of the contract purchase price of each property we acquire plus reimbursement of acquisition expenses. Our Advisor also receives a monthly asset management fee for managing our assets equal to 0.0833% of the aggregate asset value of our assets. Under the Advisory Agreement, our Advisor receives fees in an amount equal to up to one-half of the total real estate commission paid but in no event to exceed an amount equal to 3.0% of the contract sale price for each property we sell as long as our Advisor provides substantial assistance in connection with the sale. The total disposition fees paid (including fees paid to third parties) may not exceed the lesser of a competitive real estate commission or an amount equal to 6.0% of the contract sale price of the property. There were no such fees for the year-ended December 31, 2010. Our Advisor may also be entitled to various subordinated fees if we (1) list our shares of common stock on a national exchange, or (2) in the alternative we terminate the Advisory Agreement or liquidate our portfolio. There were no such fees for the year-ended December 31, 2010.

The Advisory Agreement provides for reimbursement of our Advisor’s direct and indirect costs of providing administrative and management services to us. Commencing four fiscal quarters after the acquisition of our first real estate asset, our operating expenses shall (in the absence of a satisfactory showing to the contrary) be deemed to be excessive, and our Advisor must reimburse us in the event our total operating expenses for the 12 months then ended exceed the greater of 2.0% of our average invested assets or 25.0% of our net income, unless a majority of our Independent Directors has determined that such excess expenses were justified based on unusual and non-recurring factors.

Property Management Agreements

Similar to our Advisor, Strategic Storage Property Management, LLC, our Property Manager, is wholly owned by Strategic Storage Holdings.

Our Property Manager manages our properties pursuant to separate Property Management Agreements for each property. The Property Management Agreements have one year terms and automatically renew unless notice is given by either us or our Property Manager. Our Property Manager derives substantially all of its income from the property management services it performs for us. Our Property Manager may enter into Sub-Property Management Agreements with third party management companies and pay part of its management fee to such Sub-Property Managers.

Our Property Manager (or Sub-Property Manager) is responsible for hiring, directing and establishing policies for employees who have direct responsibility for the operations of each property we acquire, which may include but not be limited to on-site managers and building and maintenance personnel. Certain employees of the Property Manager may be employed on a part-time basis and also may be employed by our Advisor or certain companies affiliated with it. Our Property Manager is also responsible for directing the purchase of equipment and supplies and supervising all maintenance activity.

Our Property Manager is entitled to receive a fee for its services in managing our properties, except for those properties acquired in the merger with Self Storage REIT, LLC (f/k/a Self Storage REIT, Inc.) (“REIT I”) on September 24, 2009, generally equal to 6.0% of the gross revenues from the properties plus reimbursement of the direct costs of managing the properties. The properties acquired in the merger with REIT I are managed by an affiliate of our Sponsor and a portion of those property management fees were paid to a third party property manager. As a condition of the merger with Self Storage REIT II, LLC (f/k/a Self Storage REIT II, Inc.) (“REIT II”) on September 24, 2009 the monthly property management fees for properties acquired through the merger with REIT II have been waived until the FFO, as defined in the merger agreement, relating to the REIT II properties reaches $0.70 per share. In the event that the Property Manager assists with development or redevelopment of a property, we may pay a separate market-based fee for such services. The Property Manager will only provide these services if it does not cause any of our income from the applicable property to be treated as other than rents from real property for purposes of the applicable REIT requirements.

Dealer Manager Agreement

U.S. Select Securities LLC, our Dealer Manager, is an affiliate of our Advisor and our Sponsor.

Our Dealer Manager serves as our Dealer Manager pursuant to our Dealer Manager Agreement. The Dealer Manager Agreement will terminate upon the termination of our initial public offering or upon 60 days written notice by either party. Our Dealer Manager provides wholesaling, sales promotional and marketing services to us in connection with our initial public offering. Specifically, our Dealer Manager ensures compliance with SEC rules and regulations and FINRA rules relating to the sale process and participating broker-dealer relationships, assists in the assembling of prospectus kits, assists in the due diligence process and ensures proper handling of investment proceeds.

Our Dealer Manager is entitled to receive a sales commission of up to 7.0% of gross proceeds from sales in the Primary Offering and a Dealer Manager fee equal to up to 3.0% of gross proceeds from sales in the Primary Offering. Our Dealer Manager has entered into participating dealer agreements with certain other broker-dealers authorizing them to sell our shares. Upon sale of our shares by such broker-dealers, our Dealer Manager re-allows all of the sales commissions paid in connection with sales made by these broker-dealers. Our Dealer Manager may also re-allow to these broker-dealers a portion of the 3.0% Dealer Manager fee as marketing fees, reimbursement of certain costs and expenses of attending training and education meetings sponsored by our Dealer Manager, payment of attendance fees required for employees of our Dealer Manager or other affiliates to attend retail seminars and public seminars sponsored by these broker-dealers, or to defray other distribution-related expenses. Our Dealer Manager is also entitled to receive a reimbursement of bona fide due diligence expenses up to 0.5% of the gross proceeds from sales in the Primary Offering.

Pursuant to the terms of the agreements described above, the following summarizes the related party costs incurred for the year ended December 31, 2010:

	Year Ended December 31, 2010
Expensed
Reimbursement of operating expenses	$850,691
Asset management fees	1,400,962
Property management fees	1,266,395
Acquisition fees and acquisition expenses	3,206,832
Capitalized
Acquisition fees	69,016	(1)
Additional Paid-in Capital
Selling commissions	6,681,016	(2)
Dealer Manager fee	2,863,292	(2)
Reimbursements of offering costs	435,712

Total	$16,773,916

(1)	Acquisition fees paid to our Advisor in connection with the additional investments in unconsolidated joint ventures.
(2)	All of the selling commissions and approximately $1.0 million of the Dealer Manager fee were reallowed to participating broker-dealers.

As of December 31, 2010, we had amounts due to affiliates totaling $746,108.

PROPOSALS ON WHICH YOU MAY VOTE

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON OR NOT, WE URGE YOU TO HAVE YOUR VOTE RECORDED. STOCKHOLDERS MAY SUBMIT THEIR PROXIES VIA MAIL USING THE ENCLOSED PROXY CARD AND ENVELOPE, VIA THE INTERNET AT www.eproxy.com/ssti OR VIA TELEPHONE AT 1-866-977-7699.

YOUR VOTE IS VERY IMPORTANT AND YOUR IMMEDIATE RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE US SIGNIFICANT ADDITIONAL EXPENSES ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

PROPOSAL 1. ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all three members of our Board of Directors. Each person elected will serve as a Director until our 2012 annual meeting of stockholders and until his successor is elected and qualified. Our Board of Directors has nominated the following people for re-election as Directors:

•	H. Michael Schwartz

•	Harold “Skip” Perry

•	Timothy S. Morris

Each of the nominees is a current member of our Board of Directors. Detailed information on each nominee is provided on pages 15-18.

If any nominee becomes unable or unwilling to stand for re-election, our Board of Directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

The affirmative vote of a majority of votes present in person or by proxy at the annual meeting is required to approve each nominee.

Recommendation

Each of the three nominees for re-election as a Director will be elected at the annual meeting if a quorum is present at the annual meeting and a majority of shares present in person or by proxy and entitled to vote at such meeting vote in favor of such Director for re-election. A properly executed proxy marked “FOR ALL” will be considered a vote in favor of all nominees for re-election as Director. A properly executed proxy marked “FOR ALL EXCEPT” will be considered a vote in favor of all nominees EXCEPT those nominees you specifically list in the space provided. A properly executed proxy marked “WITHHOLD ALL” will be considered a vote against all director nominees.

Our Board of Directors unanimously recommends a vote “FOR ALL” nominees listed for re-election as Directors.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF REZNICK AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed Reznick to be our independent registered public accounting firm for the year ending December 31, 2011. A representative of Reznick is expected to be present at the annual meeting and will have an opportunity to make a statement if he so desires. The representative also will be available to respond to appropriate questions from the stockholders.

Although it is not required to do so, our Board of Directors is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by the stockholders at the annual meeting in order to ascertain the view of the stockholders regarding such appointment.

Vote Required

The affirmative vote of the holders of a majority of votes cast on the proposal at the annual meeting will be required to approve this proposal. In the event of a negative vote on this matter by our stockholders, the Audit Committee will reconsider whether or not to retain our independent registered public accounting firm at its next scheduled meeting.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Reznick as our independent registered public accounting firm for the year ending December 31, 2011.

PROPOSAL 3. APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER

In connection with the registration of our follow-on offering in the State of Alabama, we were required to seek stockholder approval at this annual meeting of an amendment to our charter to revise certain provisions to mirror the language set forth the NASAA REIT Guidelines. While we continue to believe that our current charter is fully compliant with the NASAA REIT Guidelines, in order to allow us to sell our shares in Alabama, we are proposing the specific substantive revisions to our charter described more fully on pages 26-29. Our Board of Directors does not believe these changes are likely to have a material effect on our operations. The full text of the amended and restated charter (titled “Second Articles of Amendment and Restatement”), which is shown in redline format to delineate the changes, is included as Appendix A hereto.

Vote Required

The affirmative vote of the holders of a majority of shares of our common stock entitled to vote at the annual meeting will be required to approve this proposal. In the event of a negative vote on this matter by our stockholders, we will continue to operate under our current charter and not be able to sell shares in Alabama as part of our follow-on public offering.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the approval of a second amendment and restatement of our charter.

A SECOND AMENDMENT AND RESTATEMENT OF OUR CHARTER

At the 2011 annual meeting, our stockholders are being asked to consider and vote on a proposal to approve a second amendment and restatement of our charter.

Because shares of our common stock are not listed on a national securities exchange, we are required to register our ongoing public offering with the state securities administrator in each state in which we desired to offer securities for sale. In offerings that are subject to state regulation, real estate investment trusts are held to the standards set forth in the NASAA REIT Guidelines. Because we are a real estate investment trust, we are required to comply with the NASAA REIT Guidelines.

In connection with the registration of our follow-on offering, regulators from the State of Alabama required us to seek stockholder approval at this annual meeting of an amendment to our charter to incorporate certain provisions verbatim from the NASAA REIT Guidelines. While we believe that our current charter is compliant with the NASAA REIT Guidelines, in order to allow us to sell our shares in Alabama, we are proposing the specific substantive revisions to our charter to more closely conform to the language described more fully below. Our Board of Directors does not believe these changes will have a material effect on our operations. The full text of the amended and restated charter (titled “Second Articles of Amendment and Restatement”) is included as Appendix A hereto.

Below, we show the changes to our charter that are part of the proposed amendment by including the relevant sections of our charter with a single line through text we propose to delete and a double line underneath text we propose to add.

Amendments to Article IV:

“Acquisition Fees.   The total of any and all fees and commissions~~, excluding Acquisition Expenses,~~ paid by any Person to any Person ~~(including fees or commissions paid by or to any Affiliate of the Corporation or the Advisor)~~ in connection with making or investing in mortgage loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, ~~consulting fees,~~ loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor or Advisor in connection with the actual development and construction of any property.”

“Independent Directors.   The directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.

(a)       A director shall be deemed to be associated with the Sponsor or Advisor if he or she:

(i)	owns an interest in the Sponsor, Advisor or any of their Affiliates;

(ii)	is employed by the Sponsor, Advisor or any of their Affiliates;

(iii)	is an officer or director of the Sponsor, Advisor or any of their Affiliates;

(iv)	performs services, other than as a director, for the Corporation;

(v)     is a director or trustee for more than three REITs organized by the Sponsor or Advisor or advised by the Advisor; or

(vi)    has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.

~~(b)  Consistent with (a)(v) above, serving as an Independent Director of or receiving Independent Director fees from or owning an interest in a REIT or other real estate program organized by the Sponsor or advised or managed by the Advisor or its Affiliates shall not, by itself, cause a director to be deemed associated with the Sponsor or the Advisor.~~

~~(c)~~(b)   For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the director’s:

(i)	annual gross revenue, derived from all sources, during either of the last two years; or

(ii)	net worth, on a fair market value basis.

~~(d)~~(c)   An indirect relationship shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor any of their Affiliates or the Corporation.”

Amendment to Add a New Section 7.12:

“Section 7.12   Board Action with Respect to Certain Matters.   A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.”

Please note that this provision states in the charter that a majority of our Independent Directors must approve certain actions by our Board of Directors, which actions are already required to be so approved by other provisions currently contained in our charter. We are including the language of this provision verbatim from the NASAA REIT Guidelines at the request of the State of Alabama.

Amendment to Section 8.1:

Section 8.1.  Appointment and Initial Investment of Advisor.  The board of directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the Initial Public Offering of the Corporation, the Advisor shall have made the Initial Investment. The Advisor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the ~~Advisor~~ Sponsor remains the ~~advisor~~ sponsor to the Corporation but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.

Amendment to Section 8.7:

“Section 8.7.  Acquisition Fees.  The Corporation’s combined Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed 6% of the Contract Purchase Price or, in the case of a mortgage loan, 6% of the funds advanced, unless a majority of the directors (including a majority of the Independent Directors) approve ~~(by majority vote)~~ the Acquisition Fees and Acquisition Expenses and determine the transaction to be commercially competitive, fair and reasonable to the Corporation. The Corporation may pay Acquisition Fees and Acquisition Expenses in advance of acquisitions provided that the method of allocating such Acquisition Fees and Acquisition Expenses to subsequent property or mortgage investments for purposes of the limit set forth in the preceding sentence has been approved by the Independent Directors.”

Amendment to Section 8.8:

“Section 8.8.  Reimbursement for Total Operating Expenses.  Commencing four fiscal quarters after the Corporation’s acquisition of its first real estate asset, the Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the 12 months then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. The Corporation may not purchase or lease properties in which the Advisor, a Sponsor, a director or an Affiliate thereof has an interest without a determination by the Independent Directors (by majority vote) that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to the Affiliated seller or lessor unless there is substantial justification for the excess amount. Notwithstanding the preceding sentence, in no event may the Corporation acquire any such property at an amount in excess of its current appraised value as determined by an Independent Expert. An appraisal is “current” for purposes of the preceding sentence if obtained within the 12-month period preceding the transaction. If a property with a current appraisal is acquired indirectly from an Affiliated seller through the acquisition of securities in an entity that directly or indirectly owns the property, a second appraisal on the value of the securities of the entity shall not be required if (i) the Independent Directors determine that such transaction is fair and reasonable to the Corporation, (ii) the transaction is at a price to the Corporation no greater than the cost of the securities to the Affiliated seller, (iii) the entity has conducted no business other than the financing, acquisition and ownership of the property, and (iv) the price paid by the entity to acquire the property did not exceed the current appraised value as determined by an Independent Expert.”

Amendment to Section 9.2:

“Section 9.2.  Approval of Acquisitions.  The Corporation may not purchase any property without the approval of a majority of the board of directors or the approval of a majority of a committee of the board, provided that the members of the committee approving the transaction would also constitute a majority of the board. The consideration paid for any property acquired by the Corporation will ordinarily be based on the fair market value of such property as determined by a majority of the directors. The Corporation may not purchase or lease properties in which the Advisor, a Sponsor, a director or an Affiliate thereof has an interest without a determination by the Independent Directors (by majority vote) that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to the Affiliated seller or lessor unless there is substantial justification for the excess amount. Notwithstanding the preceding sentence, in no event may the Corporation acquire any such property at an amount in excess of its current appraised value as determined by an Independent Expert. An appraisal is “current” for purposes of the preceding sentence if obtained within the 12-month period preceding the transaction. If a property with a current appraisal is acquired indirectly from an Affiliated seller through the acquisition of securities in an entity that directly or indirectly owns the property, a second appraisal on the value of the securities of the entity shall not be required if (i) the Independent Directors determine that such transaction is fair and reasonable to the Corporation, (ii) the transaction is at a price to the Corporation no greater than the cost of the securities to the Affiliated seller, (iii) the entity has conducted no business other than the financing, acquisition and ownership of the property, and (iv) the price paid by the entity to acquire the property did not exceed the current appraised value as determined by an Independent Expert.”

STOCKHOLDER PROPOSALS

Any proposal by a stockholder for inclusion in proxy solicitation materials for the next annual meeting of stockholders must be received by our secretary, Paula Mathews, at our offices no later than December 27, 2011 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder desires to present a proposal at the 2012 annual meeting, whether or not the proposal is intended to be included in the 2012 proxy materials, our bylaws require that the stockholder give advance written notice to our secretary, Paula Mathews, no earlier than December 27, 2011 and no later than January 26, 2012. Stockholders desiring to submit a proposal are advised to examine the Company’s bylaws, as they contain additional submission requirements.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

Appendix A

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

STRATEGIC STORAGE TRUST, INC.

FIRST:  Strategic Storage Trust, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Strategic Storage Trust, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The Corporation is formed for the purpose of carrying on any lawful business or activity, which may include qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”).

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The address of the Corporation's principal office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used herein, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses.  Expenses related to the Corporation’s sourcing, selection, evaluation and acquisition of, and investment in, properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of financial analysis, appraisals and surveys, nonrefundable option payments on property not acquired, accounting fees and expenses, computer use-related expenses, architectural and engineering reports, environmental reports, title insurance and escrow fees.

Acquisition Fees.  The total of any and all fees and commissions~~, excluding Acquisition Expenses,~~ paid by any Person to any Person ~~(including fees or commissions paid by or to any Affiliate of the Corporation or the Advisor)~~ in connection with making or investing in mortgage loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management ~~fees, consulting~~ fees, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and

Construction Fees paid to any Person not affiliated with the Sponsor or Advisor in connection with the actual development and construction of any property.

Advisor.  The Person responsible for directing or performing the day-to-day business affairs of the Corporation, including a Person to which an Advisor subcontracts substantially all such functions.

Advisory Agreement.  The agreement, as it may be amended or restated from time to time, between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

Affiliate.  An Affiliate of another Person includes any of the following:

(a)         any Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;

(b)         any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person;

(c)         any Person directly or indirectly controlling, controlled by or under common control with such other Person;

(d)         any executive officer, director, trustee or general partner of such other Person; and

(e)         any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Aggregate Stock Ownership Limit.  9.8% in value of the aggregate of the outstanding shares of Stock. The value of the outstanding shares of Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Average Invested Assets.  For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before reserves for depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

Beneficial Ownership.  Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.

Business Day.  Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary.  One or more beneficiaries of the Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Code.  The term shall have the meaning as provided in Article II herein.

Common Stock.  The term shall have the meaning as provided in Section 5.1 herein.

Common Stock Ownership Limit.  9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.

Common Stockholders.  The holders of record of Common Stock.

Competitive Real Estate Commission.  A real estate or brokerage commission paid for the purchase or sale of a property that is reasonable, customary and competitive in light of the size, type and location of the property.

Construction Fee.  A fee or other remuneration for acting as general contractor and/or construction manager to construct, supervise and coordinate leasehold or other improvements or projects or to provide major repairs or rehabilitation on a property.

Constructive Ownership.  Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.

Contract Purchase Price.  The amount actually paid or allocated in respect of the purchase, development, construction or improvement of an asset or property exclusive of Acquisition Fees and Acquisition Expenses.

Corporation.  The term shall have the meaning as provided in Article I herein.

Development Fee.  A fee for the packaging of the Corporation's property, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.

Equity Securities.  Equity securities that are “publicly traded” as that term is used in Rule 10b-17 under the Securities Exchange Act of 1934. Equity Securities shall not include any investment security represented by an interest in, or secured by, one or more pools of mortgage loans.

Excepted Holder.  A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the board of directors pursuant to Section 6.1.7.

Excepted Holder Limit.  The percentage limit established by the board of directors pursuant to Section 6.1.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.1.7, and subject to adjustment pursuant to Section 6.1.8.

Independent Directors.  The directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.

(a)         A director shall be deemed to be associated with the Sponsor or Advisor if he or she:

(i)         owns an interest in the Sponsor, Advisor or any of their Affiliates;

(ii)         is employed by the Sponsor, Advisor or any of their Affiliates;

(iii)         is an officer or director of the Sponsor, Advisor or any of their Affiliates;

(iv)         performs services, other than as a director, for the Corporation;

(v)         is a director or trustee for more than three REITs organized by the Sponsor or Advisor or advised by the Advisor; or

(vi)         has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.

~~(b)Consistent with (a)(v) above, serving as an Independent Director of or receiving Independent Director fees from or owning an interest in a REIT or other real estate program organized by the Sponsor or advised or managed by the Advisor or its Affiliates shall not, by itself, cause a director to be deemed associated with the Sponsor or the Advisor.~~

~~(c)~~(b)   For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the director’s:

(i)         annual gross revenue, derived from all sources, during either of the last two years; or

(ii)         net worth, on a fair market value basis.

~~(d)~~(c)   An indirect relationship shall include circumstances in which a director's spouse, parent, child, sibling, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor any of their Affiliates or the Corporation.

Independent Expert.  A Person (selected by the Independent Directors) with no material current or prior business or personal relationship with the Advisor or a director who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.

Initial Investment.  An investment of $200,000 by the Advisor or an Affiliate thereof to acquire an equity interest in the Corporation or an Affiliate of the Corporation through which the Corporation intends to conduct substantially all of its operations.

Initial Public Offering.  The initial public offering and sale of Common Stock of the Corporation pursuant to the Corporation’s first effective registration statement covering such Common Stock filed under the Securities Act of 1933.

Joint Venture.  Joint venture or general partnership arrangements in which the Corporation or its subsidiaries is a co-venturer or general partner which are established to acquire properties or other real estate investments.

Leverage.  The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

Listed.  Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934 or for quotation on a national market system. The term “Listing” shall have the correlative meaning.

Market Price.  With respect to any class or series of outstanding shares of Stock, the Closing Price for such Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Stock is listed or admitted to trading or, if such Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Stock selected by the board of directors or, in the event that no trading price is available for such Stock, the fair market value of the Stock, as determined in good faith by the board of directors.

MGCL.  The Maryland General Corporation Law, as amended from time to time.

NASAA REIT Guidelines.  The Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association membership on May 7, 2007, as may be amended from time to time.

Net Assets.  The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.

Net Income.  For any period, net income as calculated in accordance with the generally accepted accounting principles consistently applied as used in the United States. If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8, shall exclude the gain from the sale of the Corporation’s assets.

Organization and Offering Expenses.  Any and all costs and expenses incurred by the Corporation, the Advisor or any Affiliate of either in connection with and in preparing the Corporation for registration of and subsequently offering and distributing its Stock to the public, which may include but are not limited to total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), legal, accounting and escrow fees, expenses for printing, engraving, amending, supplementing and mailing, distribution costs, compensation to employees while engaged in registering, marketing, selling and wholesaling the Stock, telegraph and telephone costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Stock under Federal and State laws, including accountants’ and attorneys’ fees and other accountable offering expenses. Organization and Offering Expenses may include, but are not limited to: (a) amounts to reimburse the Advisor for all marketing related costs and expenses such as compensation to and direct expenses of the Advisor’s employees or employees of the Advisor’s Affiliates in connection with registering and marketing the Stock; (b) compensation to and direct expenses of employees of the dealer manager while preparing for the offering and marketing of the Stock and in connection with their wholesaling activities but not sales commissions; (c) travel and entertainment expenses related to the offering and marketing of the Stock; (d) facilities and technology costs and other costs and expenses associated with the offering and to facilitate the marketing of the Stock including web site design and management; (e) costs and expenses of conducting training and educational conferences and seminars; (f) costs and expenses of attending broker-dealer sponsored retail seminars or conferences; and (g) payment or reimbursement of bona fide due diligence expenses.

Person.  An individual, corporation, association, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company or other legal entity and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, and a group to which an Excepted Holder Limit (as defined in Article VI) applies.

Preferred Stock.  The term shall have the meaning as provided in Section 5.1 herein.

Prohibited Owner.  With respect to any purported Transfer, any Person who but for the provisions of Section 6.1.1 would Beneficially Own or Constructively Own shares of Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Prospectus.  The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.

REIT.  A corporation, trust or association which is engaged in investing in equity interests in real estate (including fee ownership and leasehold interests and interests in partnerships and Joint Ventures holding real estate)

or in loans secured by mortgages on real estate or both and that qualifies as a real estate investment trust under Sections 856 through 860 of the Code.

Restriction Termination Date.  The first day on which the Corporation determines pursuant to Section 7.7 of the charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Roll-Up Entity.  A partnership, REIT, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction.  A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.

Such term does not include:

(a)         a transaction involving securities of the Corporation that have been Listed for at least 12 months; or

(b)         a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)         the voting rights of Common Stockholders;

(ii)         the term of existence of the Corporation;

(iii)         Sponsor or Advisor compensation; or

(iv)         the Corporation’s investment objectives.

SDAT.  The State Department of Assessments and Taxation of Maryland.

Sponsor.  Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation, and any Affiliate of such Person. Not included is any Person whose only relationship with the Corporation is as that of an independent property manager of the Corporation’s assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Corporation by:

(a)         taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;

(b)         receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;

(c)         having a substantial number of relationships and contacts with the Corporation;

(d)         possessing significant rights to control the Corporation’s properties;

(e)         receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or

(f)         providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.

Stock.  All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Stockholder List.  The term shall have the meaning as provided in Section 11.6 herein.

Total Operating Expenses.  All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding: (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with Section 8.6, notwithstanding the next succeeding clause (f); and (f) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

Transfer.  Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Stock or the right to vote or receive distributions on Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Stock or any interest in Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned, and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust.  Any trust provided for in Section 6.2.1.

Trustee.  The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Unimproved Real Property.  The real property of the Corporation that has the following three characteristics:

(a)         such property was not acquired for the purpose of producing rental or other operating income;

(b)         there is no development or construction in progress on such land; and

(c)         no development or construction on such land is planned in good faith to commence on such land within one year.

ARTICLE V

STOCK

Section 5.1.  Authorized Shares.  The Corporation has authority to issue 700,000,000 shares of common stock, $0.001 par value per share (“Common Stock”), and 200,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of Stock having par value is $900,000. The board of directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Stock or the number of shares of Stock of any class or series that the Corporation has the authority to issue. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Stock set forth in the first sentence of this Section 5.1.

Section 5.2.  Common Stock.  Subject to the provisions of Article VI, each share of Common Stock shall entitle the holder thereof to one vote. The Common Stock shall be subject to the express terms of any series of Preferred Stock. Shares of a particular class of Common Stock shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Stock.

Section 5.3.  Preferred Stock.  The board of directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Stock. The board of directors is granted the authority to authorize from time to time the issuance of one or more series of Preferred Stock. Prior to the issuance of each such class or series, the board of directors, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

(a)         The designation of the series, which may be by distinguishing number, letter or title.

(b)         The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(c)         The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(d)         The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(e)         The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and the relative rights of priority, if any, of payment of shares of the series.

(f)         Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Corporation or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(g)         Restrictions on the issuance of shares of the same series or of any other class or series.

(h)         The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3.

(i)         Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Stock then outstanding.

Section 5.4.  Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT. Any of the terms of any class or series of Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5.  Charter and Bylaws.  All Persons who shall acquire Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws.

Section 5.6.  No Preemptive Rights.  No holder of shares of Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the board of directors may, in authorizing the issuance of shares of Stock of any class, confer any preemptive right that the board or directors may deem advisable in connection with such issuance.

Section 5.7.  Issuance of Shares Without Certificates.  The board of directors may authorize the issuance of shares of Stock without certificates. The Corporation shall continue to treat the holder of uncertificated Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose.

Section 5.8.  Suitability and Minimum Investment of Stockholders.  Until the Common Stock is Listed, the following provisions shall apply:

(a)         To purchase Common Stock, the purchaser must represent to the Corporation that the purchaser meets the following suitability standards (or higher suitability standards of the state with jurisdiction over the sale if applicable):

(i)         that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or

(ii)         that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.

(b)         The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.8(a); (ii) can reasonably benefit from the Corporation based on the prospective stockholder's overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder's overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall make this determination on the basis of information it has obtained from a prospective stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or fiduciary. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors. The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall maintain for at least six years records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder.

(c)         Each issuance or transfer of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in the Prospectus as of the date of such issuance or transfer or any lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.

Section 5.9.  Distribution Reinvestment Plans.  The board may establish, from time to time, a distribution reinvestment plan or plans. Under any distribution reinvestment plan, (a) all material information regarding distributions to the Common Stockholders and the effect of reinvesting such distributions, including the tax consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.

Section 5.10.  Distributions.  Only the board of directors may authorize payments to stockholders in connection with their Stock. The decision to authorize a distribution, like all other board decisions, shall be made in good faith, in a manner reasonably believed to be in the best interest of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Until the board of directors determines that it is no longer in the best interest of the Corporation to qualify as a REIT, the board of directors are to authorize dividends to the extent necessary to preserve the status of the Corporation as a REIT. The exercise of the powers and rights of the board of directors pursuant to this section shall be subject to the provisions of any class or series of Stock at the time outstanding.

Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions that meet all of the following conditions: (a) the board of directors advises each Common Stockholder of the risks associated with direct ownership of the property; (b) the board of directors offers each Common Stockholder the election of receiving such in-kind distributions; and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1.  Stock.

Section 6.1.1.  Ownership Limitations.  Prior to the Restriction Termination Date:

(a)         Basic Restrictions.

(i)        (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)        No Person shall Beneficially Own or Constructively Own shares of Stock to the extent that such Beneficial Ownership or Constructive Ownership of Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the

Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that Section 6.1.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.

(iii)         Notwithstanding any other provisions contained herein, any Transfer of shares of Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Stock; provided, however, that (1) this Section 6.1.1(a)(iii) shall not apply to a Transfer of shares of Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.1.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

(b)         Transfer in Trust. If any Transfer of shares of Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Stock in violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii),

(i)         then that number of shares of Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,

(ii)         if the Transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii), then the Transfer of that number of shares of Stock that otherwise would cause any Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Stock.

Section 6.1.2.  Remedies for Breach.  If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Stock in violation of Section 6.1.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1(a) shall automatically result in the Transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.

Section 6.1.3.  Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Stock that will or may violate Section 6.1.1(a) or any Person who would have owned shares of Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 6.1.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.1.4.  Owners Required to Provide Information.  Prior to the Restriction Termination Date:

(a)             every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Stock and other shares of the Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

(b)         each Person who is a Beneficial Owner or Constructive Owner of Stock and each Person (including the stockholder of record) who is holding Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5.  Remedies Not Limited.  Subject to Section 7.7, nothing contained in this Section 6.1 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 6.1.6.  Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained herein, the board of directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or Section 6.2 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1 or 6.2.

Section 6.1.7.  Exceptions.

(a)         Subject to Section 6.1.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)         the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial Ownership or Constructive Ownership of such shares of Stock will violate Section 6.1.1(a)(ii);

(ii)         such Person does not and represents that it will not own, actually own or Constructively Own, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii)         such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such shares of Stock being automatically transferred to a Trust in accordance with Section 6.1.1(b) and Section 6.2.

(b)         Prior to granting any exception pursuant to Section 6.1.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)         Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Stock (or securities convertible into or exchangeable for Stock) may Beneficially Own or Constructively Own shares of Stock (or securities convertible into or exchangeable for Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)         The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time; or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 6.1.8.  Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit.  The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

Section 6.1.9.  Legend.  Each certificate for shares of Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation's charter: (a) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Stock if such Transfer would result in the Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on Transfer or ownership are violated, the shares of Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.

All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Stock of the Corporation on request and without charge.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.

Section 6.2.  Transfer of Stock in Trust.

Section 6.2.1.  Ownership in Trust.  Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of shares of Stock to a Trust, such shares of Stock shall be deemed to have been Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 6.1.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.

Section 6.2.2.  Status of Shares Held by the Trustee.  Shares of Stock held by the Trustee shall be issued and outstanding shares of Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

Section 6.2.3.  Distributions and Voting Rights.  The Trustee shall have all voting rights and rights to distributions with respect to shares of Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee. Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee's sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 6.2.4.  Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Trustee upon demand.

Section 6.2.5.  Purchase Right in Stock Transferred to the Trustee.  Shares of Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.2.6.  Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Stock held in the Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.3.  Settlement.  Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4.  Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.5.  Non-Waiver.  No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

BOARD OF DIRECTORS

Section 7.1.  Number of Directors.  The number of directors of the Corporation shall be three. The number of directors of the Corporation may be increased or decreased from time to time pursuant to the bylaws but shall never be less than three. A majority of the seats on the board of directors shall be for Independent Directors. The Independent Directors shall nominate replacements for vacancies amongst the Independent Director positions. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successor are duly elected and qualified, subject to the filling of vacancies or an increase in the number of directors prior to the next annual meeting of the stockholders, are:

H. Michael Schwartz

Harold “Skip” Perry

Timothy S. Morris

Section 7.2.  Term of Directors.  Each director shall hold office for one year, until the next annual meeting of stockholders and until his successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms.

Section 7.3.  Experience.  Each director who is not an Independent Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.

Section 7.4.  Committees.  The board may establish such committees as it deems appropriate, provided that the majority of the members of each committee are Independent Directors.

Section 7.5.  Fiduciary Obligations.  The directors are fiduciaries of the Corporation and its stockholders. The directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.

Section 7.6.  Ratification of Charter.  At or before the first meeting of the board of directors which includes Independent Directors, the board of directors and the Independent Directors shall each review and ratify the charter by majority vote.

Section 7.7.  REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The board of directors also may determine that compliance with any restriction or limitation on ownership and Transfers of Stock set forth in Article VI is no longer required for REIT qualification. The determination by the board of directors that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT shall require the concurrence of two-thirds of the board of directors.

Section 7.8.  Determinations by the Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors or the Independent Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Stock or the payment of other distributions on its Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; (e) the application of any provision of this charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor; (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, mortgage loans or other property, which expenses are excluded from the definition of Total Operating Expenses; and (iii) whether expenses qualify as Organization and Offering Expenses; (f) whether substantial justification exists to invest in or make a mortgage loan contemplated by Section 9.11(b) because of the presence of other underwriting criteria; and (g) any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

Section 7.9.  Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. At a meeting in which there is a quorum, the holders of a majority of shares can elect to remove any director, or the entire board of directors.

Section 7.10.  Business Combination Statute.  Notwithstanding any other provision of this charter or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3.601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Corporation, and any Person, Advisor or any Affiliate of the Advisor.

Section 7.11.  Control Share Acquisition Statute.  Notwithstanding any other provision of this charter or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Stock of the Corporation by any Person.

Section 7.12  Board Action with Respect to Certain Matters.  A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.

ARTICLE VIII

ADVISOR

Section 8.1.  Appointment and Initial Investment of Advisor.  The board of directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the Initial Public Offering of the Corporation, the Advisor shall have made the Initial Investment. The Advisor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the ~~Advisor~~ Sponsor remains the ~~advisor~~ sponsor to the Corporation but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.

Section 8.2.  Supervision of Advisor.  The board of directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the board of directors. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board. The Independent Directors shall determine at least annually whether the expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. The Independent Directors shall determine, from time to time and at least annually, that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the charter. Each such determination shall be reflected in the minutes of the meetings of the board. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation to determine that the provisions of the Advisory Agreement are being met. Each such determination shall be based on factors such as: (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the board of directors. The Corporation may not enter into, renew or amend the Advisory Agreement without the approval (by majority vote) of the Independent Directors. The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its Advisory Agreement with the Corporation is justified.

Section 8.3.  Fiduciary Obligations.  The Advisor is a fiduciary of the Corporation and its stockholders.

Section 8.4.  Termination.  Either the Independent Directors (by majority vote) or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.

Section 8.5.  Disposition Fee on Sale of Property.  If the Advisor or a director or Sponsor or any Affiliate thereof provides a substantial amount of the services in the effort to sell the property of the Corporation, that Person may receive an amount up to one-half of the total real estate commissions paid but in no event to exceed an amount equal to 3% of the sales price of such property or properties; provided, however, that the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such property or properties.

Section 8.6.  Incentive Fees.  An interest in the gain from the sale of assets of the Corporation (as opposed to real estate commissions, which are the subject of Section 8.5) may be paid to the Advisor or an entity affiliated with the Advisor provided that (a) the interest in the gain must be reasonable, and (b) if multiple Advisors are involved, incentive fees must be distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor and its Affiliates. Such an interest in gain from the sale of assets of the Corporation shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Common Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Common Stock, plus an amount equal to 6% of the original issue price of the Common Stock per annum cumulative. Distribution of incentive fees to the Advisor or an entity affiliated with the Advisor in proportion to the length of time served as Advisor while such property was held by the Corporation or in proportion to the fair market value of the asset at the time of the Advisor’s termination and the fair market value of the asset upon its disposition by the Corporation shall be considered reasonable methods by which to apportion incentive fees. For purposes of this Section 8.6, the original issue price of the Common Stock shall be reduced by prior cash distributions to Common Stockholders of net proceeds from the sale of assets of the Corporation.

Section 8.7.  Acquisition Fees.  The Corporation’s combined Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed 6% of the Contract Purchase Price or, in the case of a mortgage loan, 6% of the funds advanced, unless a majority of the directors (including a majority of the Independent Directors) approve ~~(by a majority vote)~~ the Acquisition Fees and Acquisition Expenses and determine the transaction to be commercially competitive, fair and reasonable to the Corporation. The Corporation may pay Acquisition Fees and Acquisition Expenses in advance of acquisitions provided that the method of allocating such Acquisition Fees and Acquisition Expenses to subsequent property or mortgage investments for purposes of the limit set forth in the preceding sentence has been approved by the Independent Directors.

Section 8.8.  Reimbursement for Total Operating Expenses.  Commencing four fiscal quarters after the Corporation’s acquisition of its first real estate asset, the Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the 12 months then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings. After the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, such fact shall be disclosed in writing and sent to the Common Stockholders within 60 days of such quarter-end (or shall be disclosed to the Common Stockholders in the next quarterly report of the Corporation), together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. In the event that the Independent Directors do not determine that excess expenses are justified (and therefore deemed excessive), the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.

Section 8.9.  Corporate Opportunities.  For so long as the Corporation is externally advised by the Advisor, the Corporation has no interest in any opportunity known to the Advisor or an Affiliate thereof unless it has been recommended to the Corporation by the Advisor. The preceding sentence shall be of no consequence except in connection with the application of the corporate opportunity doctrine.

ARTICLE IX

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 9.1.  Investment Objectives.  The board of directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders. Each such determination and the basis therefore shall be set forth in the minutes of the meetings of the board of directors.

Section 9.2.  Approval of Acquisitions.  The Corporation may not purchase any property without the approval of a majority of the board of directors or the approval of a majority of a committee of the board, provided that the members of the committee approving the transaction would also constitute a majority of the board. The consideration paid for any property acquired by the Corporation will ordinarily be based on the fair market value of such property as determined by a majority of the directors. The Corporation may not purchase or lease properties in which the Advisor, a Sponsor, a director or an Affiliate thereof has an interest without a determination by the Independent Directors (by majority vote) that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to the Affiliated seller or lessor unless there is substantial justification for the excess amount. Notwithstanding the preceding sentence, in no event may the Corporation acquire any such property at an amount in excess of its current appraised value as determined by an Independent Expert. An appraisal is “current” for purposes of the preceding sentence if obtained within the 12-month period preceding the transaction. If a property with a current appraisal is acquired indirectly from an Affiliated seller through the acquisition of securities in an entity that directly or indirectly owns the property, a second appraisal on the value of the securities of the entity shall not be required if (i) the Independent Directors determine that such transaction is fair and reasonable to the Corporation, (ii) the transaction is at a price to the Corporation no greater than the cost of the securities to the Affiliated seller, (iii) the entity has conducted no business other than the financing, acquisition and ownership of the property, and (iv) the price paid by the entity to acquire the property did not exceed the current appraised value as determined by an Independent Expert.

Section 9.3.  Limitations on Sales to Affiliates.  The Corporation shall not transfer or lease assets to a Sponsor, the Advisor, a director or an Affiliate thereof unless approved by a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Corporation.

Section 9.4.  Limitations on Joint Ventures.  The Corporation shall not invest in a Joint Venture or Equity Securities unless a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction approves such investment as being fair, competitive and commercially reasonable. The Corporation shall not invest in a Joint Venture with the Sponsor, Advisor, a director or any Affiliate thereof unless a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Corporation and the transaction is on substantially the same terms and conditions as those received by the other joint venturers.

Section 9.5.  Limitations on Other Transactions Involving Affiliates.  A majority of directors (including a majority of Independent Directors) not otherwise interested in such transactions must conclude that all other transactions between the Corporation and a Sponsor, the Advisor, a director or an Affiliate thereof are fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.

Section 9.6.  Limitations on the Repurchase of Stock.  The Corporation may not pay a fee to the Advisor, a Sponsor, a director or an Affiliate thereof in connection with the Corporation’s repurchase of shares of Stock.

Section 9.7.  Limitations on Loans.  The Corporation will not make any loans to a Sponsor, the Advisor, a director or an Affiliate thereof except (a) as provided in Section 9.11 or (b) to wholly owned subsidiaries (directly or indirectly) of the Corporation. The Corporation will not borrow from such parties unless a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than comparable loans between unaffiliated parties. These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit the Corporation’s ability to advance reimbursable expenses incurred by directors or officers or the Advisor or its Affiliates.

Section 9.8.  Limitations on Leverage.  The aggregate borrowings of the Corporation, secured and unsecured, shall be reviewed by the board of directors at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall not exceed 300% in the absence of a satisfactory showing that a higher level of borrowings is appropriate. Any excess in borrowings over such 300% level shall be approved by the Independent Directors (by majority vote) and disclosed to the Common Stockholders in the next quarterly report of the Corporation, along with justification for such excess.

Section 9.9.  Limitations on the Issuance of Options and Warrants.

(a)         The Corporation shall not issue options or warrants to purchase Stock (i) with an exercise price that is less than the fair market value of such Stock on the date of grant or (ii) for consideration (which may include services) that the Independent Directors conclude (by majority vote) has a fair market value that is less than the value of such option or warrant on the date of grant.

(b)         The Corporation shall not issue options or warrants to purchase Stock to the Advisor, a Sponsor, a director or an Affiliate thereof (i) on terms more favorable than the Corporation offers such options or warrants to the general public or (ii) in excess of an amount equal to 10% of the outstanding Stock on the date of grant.

Section 9.10.  Limitations on Investments in Commodities Contracts.  The Corporation may not invest in commodities or commodity futures contracts, except for futures contracts used solely for the purpose of hedging in connection with the ordinary business of investing in real estate assets and mortgages.

Section 9.11.  Limitations Regarding Mortgage Loans.  The Corporation may not make or invest in mortgage loans unless an appraisal is obtained concerning the underlying property, except for those mortgage loans insured or guaranteed by a government or government agency. In cases in which the Independent Directors (by majority vote) so determine, and in all cases in which the transaction is with the Advisor, a director, a Sponsor or an Affiliate thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property. The Corporation shall keep the appraisal for at least five years and make it available for inspection and duplication by any Common Stockholder. The Corporation shall obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Further, the Advisor and the board of directors shall observe the following policies in connection with investing in or making mortgage loans:

(a)         The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(b)         The Corporation shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless the board determines that a substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation,” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

(c)         The Corporation may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, a Sponsor, a director or an Affiliate of the Corporation.

Section 9.12.  Limitations on Investments in Unimproved Real Property.  The Corporation may not make investments in Unimproved Real Property or mortgage loans on Unimproved Real Property in excess of 10% of the Corporation’s total assets.

Section 9.13.  Limitations on Issuances of Securities.  The Corporation may not (a) issue Equity Securities on a deferred payment basis or other similar arrangement, (b) issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to service that higher level of debt as determined by the board of directors or a duly authorized executive officer of the Corporation, (c) issue Equity Securities that are assessable after receipt by the Corporation of the consideration for which the board authorized their issuance, or (d) issue Equity Securities redeemable solely at the option of the holder, which restriction has no affect on the Corporation’s ability to implement a share redemption program. The Corporation may issue shares of Preferred Stock with voting rights; provided that, when a privately issued share of Preferred Stock is entitled to vote on a matter with the holders of shares of Common Stock, the relationship between the number of votes per such share of Preferred Stock and the consideration paid to the Corporation for such share shall not exceed the relationship between the number of votes per any publicly offered share of Common Stock and the book value per outstanding share of Common Stock. Nothing in this Section 9.13 is intended to prevent the Corporation from issuing Equity Securities pursuant to a plan whereby the commissions on the sales of such securities are in whole or in part deferred and paid by the purchaser thereof out of future distributions on such securities or otherwise.

Section 9.14.  Limitations on Roll-Up Transactions.  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. The assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a Prospectus used to offer the securities of the Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement for the offering. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:

(a)         accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b)         one of the following:

(i)         remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or

(ii)         receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.

The Corporation is prohibited from participating in any proposed Roll-Up Transaction:

(A)         that would result in the Common Stockholders having voting rights in a Roll-Up Entity that are less than the rights set forth in Article XI hereof;

(B)         that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;

(C)         in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.5 and Section 11.6 hereof; or

(D)         in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.

ARTICLE X

CONFLICTS OF INTEREST

Section 10.1.  Sales and Leases to the Corporation.   The Corporation may purchase or lease an asset or assets from the Sponsor, the Advisor, a director, or any Affiliate thereof upon a finding by a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the asset to such Sponsor, Advisor, director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any property to the Corporation exceed its current appraised value.

Section 10.2.  Sales and Leases to the Sponsor, Advisor, Directors or Affiliates.   An Advisor, Sponsor, director or Affiliate thereof may purchase or lease assets from the Corporation if a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction determines that the transaction is fair and reasonable to the Corporation.

Section 10.3.  Other Transactions.

(a)         No goods or services will be provided by the Advisor or its Affiliates to the Corporation unless a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.

(b)         The Corporation shall not make loans to the Sponsor, Advisor, directors or any Affiliates thereof except mortgage loans pursuant to Section 9.11 hereof or loans to wholly owned subsidiaries of the Corporation. The Sponsor, Advisor, directors and any Affiliates thereof shall not make loans to the Corporation, or to Joint Ventures in which the Corporation is a co-venturer, unless approved by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties.

Section 10.4.  Conflict Resolution Procedures.   In the event that an investment opportunity becomes available that is suitable for both the Corporation and a public or private entity with which the Advisor or its Affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the board of directors and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity's investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the board of directors and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisor or its Affiliates will make the investment. It shall be the duty of the board of directors, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of assets is applied fairly to the Corporation.

ARTICLE XI

STOCKHOLDERS

Section 11.1.  Meetings of Stockholders.  There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to stockholders but not less than 30 days after delivery of such report; the board of directors and the Independent Directors shall take reasonable efforts to ensure that this requirement is met. Stockholders holding a majority of the shares present in person or by proxy at an annual meeting of stockholders at which a quorum is present may, without the necessity for concurrence by the board, vote to elect the directors. The presence in person or by proxy of stockholders entitled to cast fifty percent (50%) of all the votes entitled to be cast at the meeting constitutes a quorum. Special meetings of stockholders may be called in the manner provided in the bylaws, including by the president or by a majority of the directors or a majority of the Independent Directors, and shall be called by an officer of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at any such special meeting. Upon receipt of a written request stating the purpose of such special meeting, the Advisor shall provide all stockholders within 10 days of receipt of said request notice, whether in person or by mail, of a special meeting and the purpose of such special meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders.

Section 11.2.  Extraordinary Actions.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 11.3.  Voting Rights of Stockholders.  The concurrence of the board shall not be required in order for the stockholders to remove directors or to amend the charter or dissolve the corporation. Without the approval of a majority of the shares entitled to vote on the matter, the board of directors may not: (a) amend the charter to adversely affect the rights, preferences and privileges of the Common Stockholders; (b) amend charter provisions relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in a property; (d) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation.

Section 11.4.  Voting Limitations on Shares Held by the Advisor, Directors and Affiliates.  No shares of Common Stock may be transferred or issued to the Advisor, a director, or any Affiliate thereof unless such prospective stockholder agrees that it will not vote or consent on matters submitted to the stockholders regarding (a) the removal of such Advisor, director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, director or any of its Affiliates. To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, a director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.

Section 11.5.  Right of Inspection.  Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any such records for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.

Section 11.6.  Access to Stockholder List.  An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders of the Corporation, along with the number of shares of Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation upon the request of the Common Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request. A Common Stockholder may request a copy of the Stockholder List in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor or the board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the request for inspection or for a copy of the Stockholder List is to secure such list of stockholders or other information for the purpose of selling such list or copies thereof or using the same to solicit the acquisition of shares of Common Stock or for another commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation. The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the stockholder’s interest in the Corporation. The rights provided hereunder to stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other rights available to stockholders under federal law or the laws of any state.

Section 11.7.  Reports.  The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, Sponsor, a director or any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. Alternatively, such information may be provided in a proxy statement delivered with the annual report. The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.7 are met.

Section 11.8.  Rights of Objecting Stockholders.  Holders of shares of Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Stock would otherwise be entitled to exercise such rights.

Section 11.9.  Liability of Stockholders.  The shares of Common Stock of the Corporation shall be non-assessable by the Corporation upon receipt by the Corporation of the consideration for which the board of directors authorized their issuance.

Section 11.10.  Unsolicited Takeover Statute.  So long as the Corporation is subject to the NASAA REIT Guidelines, the Corporation may not take advantage of the following permissive provisions of Title 3, Subtitle 8 of the MGCL: (i) the Corporation may not elect to be subject to a two-thirds voting requirement for removing a director; (ii) the Corporation may not elect to be subject to a majority requirement for the calling of a special meeting of stockholders; and (iii) the Corporation may not elect to adopt a classified board.

ARTICLE XII

LIABILITY OF DIRECTORS,

OFFICERS, ADVISORS AND OTHER AGENTS

Section 12.1.  Limitation of Director and Officer Liability.  Except as prohibited by the restrictions provided in Section 12.3, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 12.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 12.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 12.2.  Indemnification.

(a)         Except as prohibited by the restrictions provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to: (i) any individual who is a present or former director or officer of the Corporation; (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity; or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation. Except as provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall have the power with the approval of the board of directors to provide such indemnification and advancement of expenses to any employee or agent of the Corporation or any employee of the Advisor or any of the Advisor’s Affiliates acting as an agent of the Corporation.

(b)         Notwithstanding the foregoing, the Corporation shall not indemnify the directors or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.

(c)         No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Section 12.3.  Limitation on Liability and Indemnification.  Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:

(a)         The directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation;

(b)         The directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation;

(c)         Such liability or loss was not the result of:

(i)         negligence or misconduct by the directors (excluding the Independent Directors) or the Advisor or its Affiliates; or

(ii)         gross negligence or willful misconduct by the Independent Directors; and

(d)         Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its stockholders.

Section 12.4.  Limitation on Payment of Expenses.  The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the directors or the Advisors or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation; (b) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (c) the directors or the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.

ARTICLE XIII

AMENDMENT

Subject to Section 11.3, the Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Stock.

ARTICLE XIV

GOVERNING LAW

Section 14.1.  Governing Law.  The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines and the Corporation is subject to NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory. Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the board of directors in accordance with the provisions of Section 14.2 hereof.

Section 14.2  Provisions in Conflict with Law or Regulations.

(a)         The provisions of this charter are severable, and if the board of directors shall determine that any one or more of such provisions are in conflict with the REIT provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this charter, even without any amendment of this charter pursuant to Article XIII hereof; provided, however, that such determination by the board of directors shall not affect or impair any of the remaining provisions of this charter or render invalid or improper any action taken or omitted prior to such determination. No director shall be liable for making or failing to make such a determination.

(b)         If any provision of this charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this charter in any jurisdiction.

THIRD:  The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

SEVENTH:  The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Strategic Storage Trust, Inc. has caused the foregoing second articles of amendment and restatement ~~of the charter~~ to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~17th~~       day of ~~March~~ June,~~2008~~ 2011.

ATTEST:		STRATEGIC STORAGE TRUST, INC.

By:	________________	By:	__________________
	Paula Mathews Secretary		H. Michael Schwartz President and Chief Executive Officer

STRATEGIC STORAGE
TRUST, INC.
PO BOX 55385
BOSTON MA 02205-5385

Shareholder name and reg here

If Voting by Mail

Remember to sign and date form below.

Please ensure the address to the right shows through the

window of the enclosed postage paid return envelope.

Your Proxy Vote is Important !

    Vote by Internet

Please go to the electronic voting site at www.eproxy.com/ssti. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot.

      Vote by Phone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot.

    Vote by Mail

Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55385

BOSTON, MA 02205-9818

STRATEGIC STORAGE TRUST, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Strategic Storage Trust, Inc., a Maryland corporation, hereby appoints Michael S. McClure and Paula Mathews, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2011 Annual Meeting of Stockholders of Strategic Storage Trust, Inc. to be held on June 16, 2011 at 10:00 A.M. (PDT), at the offices of Strategic Storage Trust, Inc., 111 Corporate Drive, Suite 120, Ladera Ranch, California 92694, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Strategic Storage Trust, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, including matters incident to its conduct.

Important notice regarding the availability of proxy materials for the Strategic Storage Trust Inc. Annual Meeting of Stockholders to be held on June 16th, 2011. The Annual Report and Proxy Statement for this meeting are available at: http://www.eproxy.com/ssti.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.	Signature
Signature

Date

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” THE NOMINEES NAMED IN ITEM 1, “FOR” ITEM 2 AND “FOR” ITEM 3. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS

			FOR ALL	WITHHOLD	FOR ALL
				ALL	EXCEPT*
1.	Election of Directors	1	☐	☐	☐
(1)	H. Michael Schwartz (2) Harold “Skip” Perry (3) Timothy S. Morris	To Withhold authority to vote for any individual Nominee(s) write the number(s) of the nominee(s) In the box below

			FOR	AGAINST	ABSTAIN
2.	For ratification of the appointment of Reznick Group, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2011.	2	☐	☐	☐

3.	For the approval of an amendment and restatement of our charter.	3	☐	☐	☐